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                                                                    EXHIBIT 23.4



INDEPENDENT AUDITORS' CONSENT:

We consent to the incorporation by reference in Registration Statement No. 33-73506 of Mikohn Gaming Corporation on Form S-8 of our report dated February 24, 1997, appearing in this Annual Report on Form 10-K of Mikohn Gaming Corporation for the year ended December 31, 1996.


DELOITTE & TOUCHE LLP

Las Vegas, Nevada
March 28, 1997